POWER OF ATTORNEY



         Each of the Undersigned Directors of the Pbhg Funds, Inc. (The "Fund") Whose Signatures Appear Below Hereby Makes, Constitutes and Appoints Harold L. Baxter and John M. Zerr, and Each of Them Acting Individually, to be Their True and Lawful Attorneys and Agents, Each of Them With the Power to Act Without Any Other and With Full Power of Substitution, to Execute, Deliver and File in Each of the Undersigned Directors' Capacity or Capacities as Shown Below, Any and All Instruments That Said Attorneys and Agents May Deem Necessary or Advisable to Enable the Fund to File a Registration On Form N-14 Under the Securities Act of 1933, as Amended, Including Any and All Pre-effective and Post-effective Amendments Thereto; and Without Limitation of the Foregoing, the Power and Authority to Sign the Name of the Fund On Its Behalf, and to Sign the Names of Each of Such Directors On Their Behalf, and Said Directors Hereby Grant to Said Attorney or Attorneys, Full Power and Authority to Do and Perform Each and Every Act and Thing Whatsoever as Said Attorney or Attorneys May Deem Necessary or Advisable to Carry Out Fully the Intent of This Power of Attorney to the Same Extent and With the Same Effect as Each of Said Directors Might or Could Do Personally in His or Her Capacity or Capacities as Aforesaid and Each of Said Directors Ratifies, Confirms and Approves All Acts and Things Which Said Attorney or Attorneys Might Do or Cause to be Done by Virtue of This Power of Attorney and His or Her Signature as the Same May be Signed by Said Attorney or Attorneys.

              Signature                     Title               Date
              ---------                     -----               ----

         /S/ HAROLD J. BAXTER       Chairman and Director     12/14/00
         Harold J. Baxter


         /S/ JOHN R. BARTHOLDSON    Director                  12/14/00
         John R. Bartholdson


         /S/ JETTIE M. EDWARDS      Director                  12/14/00
         Jettie M. Edwards


         /S/ ALBERT A. MILLER       Director                  12/14/00
         Albert A. Miller